UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22245
                                                    -----------

                      First Trust Exchange-Traded Fund III
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund III

First Trust Preferred Securities and Income ETF (FPE)

       Annual Report
       For the Period
     February 11, 2013
(Commencement of Operations)
  through October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter..........................................................   1
Fund Performance Overview ..................................................   2
Portfolio Commentary........................................................   5
Understanding Your Fund Expenses............................................   7
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets..........................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Report of Independent Registered Public Accounting Firm.....................  22
Additional Information......................................................  23
Board of Trustees and Officers..............................................  25
Privacy Policy..............................................................  27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Preferred Securities and Income ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:


I am pleased to present you with the annual report for your investment in First Trust Preferred Securities and Income ETF (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the period covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)

First Trust Preferred Securities and Income ETF's (the "Fund") investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities ("Preferred Securities") and income-producing debt securities ("Income Securities"). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds ("ETFs") registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.

Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, but are generally junior to all forms of the company's debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities, commonly referred to as "junk" bonds, and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                CUMULATIVE
                                                               TOTAL RETURNS
                                                           Inception (2/11/2013)
                                                               to 10/31/2013


NAV                                                                -5.74%
Market Price                                                       -5.53%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate Preferred Securities Index           -3.60%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) (CONTINUED)

-----------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF OCTOBER 31, 2013
-----------------------------------------------------
                                          % OF TOTAL
SECTOR                                    INVESTMENTS
Financials                                   89.3%
Utilities                                     6.2
Telecommunication Services                    3.6
Energy                                        0.9
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
CREDIT QUALITY AS OF OCTOBER 31, 2013
-----------------------------------------------------
                                          % OF TOTAL
CREDIT RATING(1)                          INVESTMENTS
AA-                                           0.9%
A                                             3.5
A-                                            7.9
BBB+                                          6.0
BBB                                          29.0
BBB-                                         25.0
BB+                                          11.5
BB                                           11.9
BB-                                           1.7
B                                             1.0
NR                                            1.6
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2013
-----------------------------------------------------
                                          % OF TOTAL
SECURITY                                  INVESTMENTS
Raymond James Financial, Inc.                 2.7%
PNC Financial Services Group, Inc., Series P  2.4
Lloyds Banking Group PLC                      2.2
Aegon N.V.                                    2.2
Aviva PLC                                     2.2
Cooperatieve Centrale Raiffeisen-
   Boerenleenbank BA                          2.1
Endurance Specialty Holdings Ltd., Series A   2.1
US Bancorp, Series F                          2.1
Aspen Insurance Holdings Ltd.                 2.1
Apollo Investment Corp.                       2.0
                                            ------
     Total                                   22.1%
                                            ======

(1) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. See the prospectus or summary prospectus for more complete descriptions of ratings and rating organizations. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) (CONTINUED)



                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 11, 2013 - OCTOBER 31, 2013


         First Trust Preferred Securities    BofA Merrill Lynch Fixed Rate
                  and Income ETF              Preferred Securities Index
2/11/13              $10,000                           $10,000
4/30/13               10,320                            10,253
10/31/13               9,426                             9,640


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 12, 2013 (commencement of trading) through October 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%      1.00%-1.99%     >=2.00%
2/12/13 - 10/31/13        96               7                0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%      1.00%-1.99%     >=2.00%
2/12/13 - 10/31/13        73               7                0             0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013


                                  SUB-ADVISOR

STONEBRIDGE ADVISORS LLC

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Preferred Securities and Income ETF (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING, PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC

ALLEN SHEPARD, PHD, VICE PRESIDENT, SENIOR RISK ANALYST AND PORTFOLIO ANALYTICS

ROBERT WOLF, VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST

DANIELLE SALTERS, CFA, CREDIT ANALYST

                                   COMMENTARY

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND ETF

The Fund commenced trading on February 12, 2013. The Fund is an actively-managed exchange-traded fund, and its investment objective is to seek total return and provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities and convertible securities.

MARKET RECAP

Since the inception of the Fund on February 11, 2013, the preferred and hybrid securities market has gone through periods of stability and volatility. The global markets were relatively stable from mid-February to late-May as most major asset classes trended higher. In late May, statements from the Federal Open Markets Committee related to initiating the tapering of Quantitative Easing ("QE") caused Treasuries to sell, off and by the beginning of June preferred and hybrid securities followed Treasuries lower. The market volatility continued as the sell-off that began throughout fixed-income markets in early May did not break until late September. Yields across fixed-income securities increased gradually as markets attempted to price in expectations for a "taper" or reduction in the pace of the Federal Reserve's monthly asset purchase program, expected by many market observers in September. During this period, price declines were further compounded by significant redemptions in fixed-income fund products. The "no taper" decision at the September 18, 2013, Federal Reserve meeting surprised the markets, causing an abrupt rally of the 10-year Treasury and providing support to most of the fixed-income market over the final two weeks of the month. The preferred market underperformed most other fixed income asset classes as it didn't fully participate in the sharp rebound seen by other segments in the market during the final two weeks of September. As investors looked to reduce duration, the preferred market saw spreads over Treasuries rising, particularly for longer duration securities, compounding price declines. Volatility ensued once again through mid-October, this time in reaction to the extended U.S. government shutdown. Once the U.S. government was reopened on October 17, 2013, preferred securities stabilized through the fiscal year end of October 31, 2013, along with most other fixed-income securities, as investors took advantage of higher yields and wider spreads in the preferred and hybrid market.

PERFORMANCE ANALYSIS

For the period of February 11, 2013 through October 31, 2013, the net asset value ("NAV") and market price total return(1) for the Fund were -5.74% and -5.53%, respectively. During this same period, the Fund's benchmark index, the BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1), returned -3.60%.

The primary factors that contributed to underperformance of the Fund relative to P0P1 were sector selection and exposure to long duration and floating-rate securities in the Fund. Long duration low coupon securities held in the Fund underperformed the broader market during the period of rising interest rates as volatility and selling pressure increased across preferred and hybrid funds. The Fund also had a higher weighting in utilities and REITS, which also underperformed during the period. Although utility and REIT issuers tend to be more conservative from a credit perspective (and historically have been less sensitive to selling pressure), the low coupon fixed-rate structure of the securities quickly became unattractive to investors in the rapidly rising interest-rate environment. The Fund also held a small weighting in floaters, which are not held in the benchmark. Adjustable-rate securities were one of the worst performers from the beginning of the sell-off in May through October 31, 2013, as adjustable-rate securities that are pegged to floors offered significantly less income than comparable fixed and fixed-to-float securities.

(1) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

MARKET AND FUND OUTLOOK

Stonebridge is cautiously optimistic about the performance of the preferred market for the remainder of 2013 and into early 2014. While volatility in the Treasury market is likely to continue to impact the preferred market, we continue to believe that preferred and hybrid securities are an attractive source of income relative to other asset classes, and that current pricing in the preferred market is supported by fundamental valuations, as witnessed by the wide spreads relative to Treasuries and other fixed-income alternatives. From a macro perspective, the Fed appears to be on hold with tapering economic stimulus until the first quarter of 2014, at the earliest, while economic conditions improve more slowly than the Fed initially anticipated. Outside of the U.S., the global economy appears to be improving, but remains weak. As a result, we believe interest rates are likely to stabilize over the near term with the long end of the treasury yield curve range-bound through year end and no rise in the front end of the curve for at least one year.

The spread to Treasuries remains wide to historical averages and preferred securities continue to offer investors relatively high income on a current-yield basis. As of October 31, 2013, the current yield on $25 par preferred securities, based on P0P1, was 6.67%, resulting in a spread of 417 basis points over the 10-year Treasury, 71 basis points wider than the 15-year historical average of 346 basis points. The current yield on $1000 par preferred securities, based on The BofA Merrill Lynch US Capital Securities Index ("C0CS"), was 6.07%, resulting in a spread of 357 basis points over the 10-year treasury, 21 basis points wider than the 15-year historical average of 336 basis points. C0CS is a subset of the BofA Merrill Lynch US Corporate Index, which includes all fixed-to-floating rate, perpetual callable, and capital securities. Historically, wide spreads, coupled with improved profitability and credit fundamentals in the major sectors represented in the preferred securities universe, provide the potential for further spread tightening in preferred securities (a cushion against rising rates).

Stonebridge will continue to actively manage the Fund to seek to protect against the downside risks in the market while aiming to outperform in all market environments. We intend to maintain a shorter duration in the Fund than the index to better protect investors in a rising interest-rate environment. As of October 31, 2013, the effective duration of the portfolio is less than 6.5 years, while P0P1 has an effective duration upward of 8 years. The goal over the next few months is one of shortening duration to 6 years through security selection. We currently see the best value, in terms of structure, in certain fixed-to-float securities, high coupon/low duration securities and regulatory call candidates. Fixed-to-float securities currently provide attractive income for investors while providing protection against rising interest rates in the future. The $1000 par institutional market greatly increases the breadth of securities from which the Fund's portfolio can be enhanced. The Fund will continue to opportunistically increase its weighting there, with a focus on lower duration variable-rate securities. Regulatory-call candidates are those that will lose tier-1 qualifying credit due to regulatory changes and, thus, will likely be redeemed or tendered in the short- to intermediate-term, providing support for securities that are attractively priced to a potential early call. Stonebridge continues to believe that interest rate risk in the preferred and hybrid market is manageable through security selection and that, particularly in the current market environment, active management is paramount with respect to security selection, assessing relative value and managing interest rate risk.

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of First Trust Preferred Securities and Income ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                    MAY 1, 2013      OCTOBER 31, 2013        PERIOD            PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF
Actual                                              $1,000.00          $   912.50             0.85%                $4.10
Hypothetical (5% return before expenses)            $1,000.00          $ 1,020.92             0.85%                $4.33

(a) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2013 through October 31, 2013), multiplied by 184/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

                                                                                  STATED        STATED
  SHARES                                DESCRIPTION                                RATE        MATURITY       VALUE
-----------  ----------------------------------------------------------------  -------------  ----------  -------------
$20 PAR PREFERRED SECURITIES - 0.3%
             REAL ESTATE INVESTMENT TRUSTS - 0.3%
      8,013  CommonWealth REIT ..............................................      7.50%       11/15/19   $     166,270
                                                                                                          -------------
             TOTAL $20 PAR PREFERRED SECURITIES ........................................................        166,270
             (Cost $168,162)                                                                              -------------

$25 PAR PREFERRED SECURITIES - 68.6%

             CAPITAL MARKETS - 9.8%
     27,729  Affiliated Managers Group, Inc..................................      6.38%       08/15/42         646,918
     57,377  Apollo Investment Corp..........................................      6.63%       10/15/42       1,242,212
     42,660  Ares Capital Corp...............................................      5.88%       10/01/22       1,067,780
      7,572  Deutsche Bank Capital Funding Trust IX .........................      6.63%          (a)           189,224
      5,278  Goldman Sachs Group, Inc........................................      6.13%       11/01/60         130,155
      9,191  Goldman Sachs Group, Inc., Series D (b) ........................      4.00%          (a)           183,636
     44,095  Goldman Sachs Group, Inc., Series J (c) ........................      5.50%          (a)         1,006,689
      9,488  Morgan Stanley, Series A (b) ...................................      4.00%          (a)           185,490
     65,127  Raymond James Financial, Inc....................................      6.90%       03/15/42       1,669,205
                                                                                                          -------------
                                                                                                              6,321,309
                                                                                                          -------------
             COMMERCIAL BANKS - 13.8%
     12,657  Barclays Bank PLC, Series 2 ....................................      6.63%          (a)           311,362
      1,870  Barclays Bank PLC, Series 4 ....................................      7.75%          (a)            47,554
     12,548  Barclays Bank PLC, Series 5 ....................................      8.13%          (a)           320,100
      6,510  City National Corp., Series D (c) ..............................      6.75%          (a)           162,750
     31,376  First Niagara Financial Group., Inc., Series B (c) .............      8.63%          (a)           901,746
     14,033  First Republic Bank, Series B ..................................      6.20%          (a)           318,830
      2,548  FirstMerit Corp., Series A .....................................      5.88%          (a)            54,578
      6,500  FNB Corp. (c) ..................................................      7.25%          (a)           161,720
     12,727  HSBC Holdings PLC, Series 2 ....................................      8.00%          (a)           348,083
     51,334  Lloyds Banking Group PLC .......................................      7.75%       07/15/50       1,378,318
     58,444  PNC Financial Services Group, Inc., Series P (c) ...............      6.13%          (a)         1,483,309
     17,633  Santander Finance Preferred SAU, Series 6 (b) ..................      4.00%          (a)           318,452
     42,779  Santander Finance Preferred SAU, Series 10 .....................     10.50%          (a)         1,148,616
     49,130  US Bancorp, Series F (c) .......................................      6.50%          (a)         1,317,667
      6,850  Webster Financial Corp., Series E ..............................      6.40%          (a)           157,276
     20,200  Wells Fargo & Co. (c) ..........................................      5.85%          (a)           491,264
                                                                                                          -------------
                                                                                                              8,921,625
                                                                                                          -------------
             CONSUMER FINANCE - 1.7%
     21,791  Capital One Financial Corp., Series B ..........................      6.00%          (a)           485,721
     27,340  Discover Financial Services, Series B ..........................      6.50%          (a)           653,973
                                                                                                          -------------
                                                                                                              1,139,694
                                                                                                          -------------

             DIVERSIFIED FINANCIAL SERVICES - 5.4%
     14,331  Allied Capital Corp.............................................      6.88%       04/15/47         329,900
     24,105  Citigroup Capital XIII (c) .....................................      7.88%       10/30/40         662,887
      2,991  Citigroup, Inc., Series J (c) ..................................      7.13%          (a)            77,497
     20,000  Citigroup, Inc., Series K (c) ..................................      6.88%          (a)           499,000
      1,659  Countrywide Capital V ..........................................      7.00%       11/01/36          41,558
      4,493  ING Groep N.V...................................................      7.05%          (a)           112,235
      6,050  ING Groep N.V...................................................      7.20%          (a)           152,218
     17,882  ING Groep N.V...................................................      8.50%          (a)           460,998
     23,899  KKR Financial Holdings LLC .....................................      8.38%       11/15/41         663,197
     21,117  KKR Financial Holdings LLC, Series A ...........................      7.38%          (a)           523,279

                                                                                                          -------------
                                                                                                              3,522,769
                                                                                                          -------------

Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                  STATED        STATED
  SHARES                                DESCRIPTION                                RATE        MATURITY       VALUE
-----------  ----------------------------------------------------------------  -------------  ----------  -------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
     26,459  Qwest Corp......................................................      7.00%       04/01/52   $     653,802
     26,285  Qwest Corp......................................................      7.00%       07/01/52         646,611
                                                                                                          -------------
                                                                                                              1,300,413
                                                                                                          -------------
             ELECTRIC UTILITIES - 1.5%
        670  NextEra Energy Capital Holdings, Inc., Series F ................      8.75%       03/01/69          17,340
      5,003  PPL Capital Funding, Inc., Series B ............................      5.90%       04/30/73         107,665
     40,008  SCE Trust I ....................................................      5.63%          (a)           852,970
                                                                                                          -------------
                                                                                                                977,975
                                                                                                          -------------
             INSURANCE - 18.8%
     50,694  Aegon N.V.......................................................      8.00%       02/15/42       1,369,245
     14,362  Aegon N.V., Series 1 (b) .......................................      4.00%          (a)           297,581
     40,242  American Financial Group, Inc...................................      7.00%       09/30/50       1,042,268
     46,158  Arch Capital Group Ltd., Series C ..............................      6.75%          (a)         1,118,408
     32,264  Aspen Insurance Holdings Ltd. (c) ..............................      5.95%          (a)           773,046
     49,616  Aspen Insurance Holdings Ltd. (c) ..............................      7.40%          (a)         1,290,512
     49,698  Aviva PLC ......................................................      8.25%       12/01/41       1,352,283
     19,646  Axis Capital Holdings Ltd.......................................      5.50%          (a)           392,920
     51,760  Endurance Specialty Holdings Ltd., Series A ....................      7.75%          (a)         1,319,362
     25,499  Hartford Financial Services Group, Inc. (c) ....................      7.88%       04/15/42         735,901
     13,509  Maiden Holdings Ltd., Series A .................................      8.25%          (a)           345,695
     13,295  Maiden Holdings North America Ltd...............................      8.25%       06/15/41         343,676
     38,465  PartnerRe Ltd., Series E .......................................      7.25%          (a)           985,858
     32,564  Reinsurance Group of America, Inc. (c) .........................      6.20%       09/15/42         811,169
                                                                                                          -------------
                                                                                                             12,177,924
                                                                                                          -------------
             MULTI-UTILITIES - 2.9%
     24,061  Dominion Resources, Inc., Series A .............................      8.38%       06/15/64         627,751
     18,075  DTE Energy Co...................................................      5.25%       12/01/62         376,864
     35,070  Integrys Energy Group, Inc. (c) ................................      6.00%       08/01/73         849,045
                                                                                                          -------------
                                                                                                              1,853,660
                                                                                                          -------------
             REAL ESTATE INVESTMENT TRUSTS - 11.2%
     43,086  CommonWealth REIT ..............................................      5.75%       08/01/42         841,900
     27,018  Digital Realty Trust, Inc., Series F ...........................      6.63%          (a)           596,017
     28,155  EPR Properties, Series F .......................................      6.63%          (a)           616,313
      6,253  Hospitality Properties Trust, Series D .........................      7.13%          (a)           154,074
     39,816  National Retail Properties, Inc., Series D .....................      6.63%          (a)           909,397
     58,387  PS Business Parks, Inc., Series T ..............................      6.00%          (a)         1,212,698
     26,733  Regency Centers Corp., Series 6 ................................      6.63%          (a)           609,245
     45,987  Senior Housing Properties Trust ................................      5.63%       08/01/42         914,222
     38,818  Taubman Centers, Inc., Series J ................................      6.50%          (a)           866,418
     19,368  Vornado Realty L.P..............................................      7.88%       10/01/39         512,284
                                                                                                          -------------
                                                                                                              7,232,568
                                                                                                          -------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.5%
     32,919  Telephone & Data Systems, Inc...................................      6.88%       11/15/59         806,845
      8,168  Telephone & Data Systems, Inc...................................      5.88%       12/01/61         173,978
                                                                                                          -------------
                                                                                                                980,823
                                                                                                          -------------
             TOTAL $25 PAR PREFERRED SECURITIES ........................................................     44,428,760
             (Cost $48,515,874)                                                                           -------------



                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                  STATED        STATED
  SHARES                                DESCRIPTION                                RATE        MATURITY       VALUE
-----------  ----------------------------------------------------------------  -------------  ----------  -------------
$100 PAR PREFERRED SECURITIES - 2.3%
             COMMERCIAL BANKS - 1.5%
     10,000  CoBank ACB, Series F (c) (d) ...................................      6.25%          (a)     $     995,625
                                                                                                          -------------
                                                                                                                995,625
                                                                                                          -------------
             ELECTRIC UTILITIES - 0.8%
      5,000  Southern California Edison Co., Series A (c) ...................      5.07%          (a)           503,750
                                                                                                          -------------
                                                                                                                503,750
                                                                                                          -------------
             TOTAL $100 PAR PREFERRED SECURITIES .......................................................      1,499,375
             (Cost $1,575,125)                                                                            -------------

    PAR                                                                           STATED        STATED
  AMOUNT                               DESCRIPTION                                 RATE        MATURITY       VALUE
-----------  ----------------------------------------------------------------  -------------  ----------  -------------
CAPITAL PREFERRED SECURITIES - 23.7%

             COMMERCIAL BANKS - 9.4%
$ 1,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (c) (d) .....     11.00%          (a)         1,323,703
  1,000,000  LBG Capital No.1 PLC (c) (d) ...................................      8.00%          (a)         1,066,000
  1,000,000  Royal Bank of Scotland Group PLC, Series U (c) .................      7.64%          (a)           967,500
  1,000,000  Royal Bank of Scotland PLC (The) (c) ...........................      9.50%       03/16/22       1,167,776
    500,000  Wells Fargo & Co., Series K (c) ................................      7.98%          (a)           566,250
  1,000,000  Zions Bancorporation, Series J (c) .............................      7.20%          (a)         1,002,500
                                                                                                          -------------
                                                                                                              6,093,729
                                                                                                          -------------
             DIVERSIFIED FINANCIAL SERVICES - 3.9%
    500,000  General Electric Capital Corp., Series A (c) ...................      7.13%          (a)           558,411
    850,000  Glen Meadow Pass Through Trust (c) (d) .........................      6.51%       02/12/67         820,250
    610,000  JPMorgan Chase & Co., Series 1 (c) .............................      7.90%          (a)           673,164
    500,000  JPMorgan Chase & Co., Series R (c) .............................      6.00%          (a)           486,250
                                                                                                          -------------
                                                                                                              2,538,075
                                                                                                          -------------
             ELECTRIC UTILITIES - 0.8%
    500,000  Southern California Edison Co., Series E (c) ...................      6.25%          (a)           522,500
                                                                                                          -------------
             INSURANCE - 8.7%
  1,000,000  Aviva PLC ......................................................      8.25%          (a)         1,105,010
  1,000,000  Cloverie PLC for Zurich Insurance Co., Ltd. (c) ................      8.25%          (a)         1,162,500
  1,000,000  Genworth Holdings, Inc. (c) ....................................      6.15%       11/15/66         909,220
  1,000,000  Mitsui Sumitomo Insurance Co., Ltd. (c) (d) ....................      7.00%       03/15/72       1,125,000
    500,000  Prudential PLC (c) .............................................     11.75%          (a)           555,375
    750,000  XL Group PLC, Series E (c) .....................................      6.50%          (a)           739,500
                                                                                                          -------------
                                                                                                              5,596,605
                                                                                                          -------------
             OIL, GAS & CONSUMABLE FUELS - 0.9%
    500,000  Enbridge Energy Partners L.P. (c) ..............................      8.05%       10/01/37         564,201
                                                                                                          -------------
             TOTAL CAPITAL PREFERRED SECURITIES ........................................................     15,315,110
             (Cost $15,263,934)                                                                           -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                       STATED        STATED
    VALUE                              DESCRIPTION                                COUPON       MATURITY       VALUE
-----------  ----------------------------------------------------------------  -------------  ----------  -------------
CORPORATE BONDS AND NOTES - 1.6%

             COMMERCIAL BANKS - 1.6%
$ 1,000,000  Wells Fargo & Co................................................      5.38%       11/02/43   $   1,015,529
                                                                                                          -------------
             TOTAL CORPORATE BONDS AND NOTES ...........................................................      1,015,529
             (Cost $997,041)                                                                              -------------

             TOTAL INVESTMENTS - 96.5% .................................................................     62,425,044
             (Cost $66,520,136) (e)
             NET OTHER ASSETS AND LIABILITIES - 3.5% ...................................................      2,297,428
                                                                                                          -------------
             NET ASSETS - 100.0% .......................................................................  $  64,722,472
                                                                                                          =============


(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2013.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $5,330,578 or 8.24% of net assets.

(e) Aggregate cost for federal income tax purposes is $66,432,910. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $321,547 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,329,413.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                             10/31/2013        PRICES           INPUTS            INPUTS
---------------------------------------------------    -------------   -------------    --------------    ------------
$20 Par Preferred Securities.......................    $     166,270   $     166,270    $          --     $         --
$25 Par Preferred Securities
     Commercial Banks..............................        8,921,625       8,597,155          324,470               --
     Other Industry Categories*....................       35,507,135      35,507,135               --               --
$100 Par Preferred Securities
     Commercial Banks..............................          995,625              --          995,625               --
     Electric Utilities............................          503,750         503,750               --               --
Capital Preferred Securities*......................       15,315,110              --       15,315,110               --
Corporate Bonds and Notes..........................        1,015,529              --        1,015,529               --
                                                       -------------   -------------    --------------    ------------
Total Investments..................................    $  62,425,044   $  44,774,310    $  17,650,734     $         --
                                                       =============   =============    ==============    ============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

                        See Notes to Financial Statements                Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value ................................................       $    62,425,044
Cash .................................................................             3,633,746
Receivables:
   Investment securities sold ........................................             1,799,880
   Interest ..........................................................               257,044
   Dividends .........................................................               136,074
                                                                             ---------------
      Total Assets ...................................................            68,251,788
                                                                             ---------------
Payables:
   Investment securities purchased ...................................             3,434,202
   Investment advisory fees ..........................................                95,114
                                                                             ---------------
      Total Liabilities ..............................................             3,529,316
                                                                             ---------------
NET ASSETS ...........................................................       $    64,722,472
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital ......................................................       $    72,395,926
Par value ............................................................                35,550
Accumulated net investment income (loss) .............................                90,859
Accumulated net realized gain (loss) on investments ..................            (3,704,771)
Net unrealized appreciation (depreciation) on investments ............            (4,095,092)
                                                                             ---------------
NET ASSETS ...........................................................       $    64,722,472
                                                                             ===============
NET ASSET VALUE, per share ...........................................       $         18.21
                                                                             ===============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share) ........................................             3,555,000
                                                                             ===============
Investments, at cost .................................................       $    66,520,136
                                                                             ===============


Page 12                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 11, 2013 (a) THROUGH OCTOBER 31, 2013

INVESTMENT INCOME:
Dividends ............................................................       $     2,423,160
Interest .............................................................               161,287
Foreign tax withholding ..............................................               (10,924)
                                                                             ---------------
   Total investment income ...........................................             2,573,523
                                                                             ---------------
EXPENSES:
Investment advisory fees .............................................               347,732
                                                                             ---------------
   Total expenses ....................................................               347,732
                                                                             ---------------
NET INVESTMENT INCOME (LOSS) .........................................             2,225,791
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .......................................................            (3,732,887)
   In-kind redemptions ...............................................              (603,264)
                                                                             ---------------
Net realized gain (loss) .............................................            (4,336,151)

Net change in unrealized appreciation (depreciation) on investments...            (4,095,092)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................            (8,431,243)
                                                                             ---------------
   FROM OPERATIONS ...................................................       $    (6,205,452)
                                                                             ===============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust Preferred Securities and Income ETF on January 29, 2013 in order to provide initial capital required by SEC rules.

                        See Notes to Financial Statements                Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FEBRUARY 11, 2013 (a) THROUGH OCTOBER 31, 2013

OPERATIONS:
   Net investment income (loss) ......................................       $     2,225,791
   Net realized gain (loss) ..........................................            (4,336,151)
   Net change in unrealized appreciation (depreciation) ..............            (4,095,092)
                                                                             ---------------
   Net increase (decrease) in net assets resulting from operations ...            (6,205,452)
                                                                             ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................            (2,136,590)
   Return of capital .................................................               (94,493)
                                                                             ---------------
   Total distributions to shareholders ...............................            (2,231,083)
                                                                             ---------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold .........................................            86,035,226
   Cost of shares redeemed ...........................................           (12,876,219)
                                                                             ---------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions ...................................................            73,159,007
                                                                             ---------------
   Total increase (decrease) in net assets ...........................            64,722,472

NET ASSETS:
   Beginning of period ...............................................                    --
                                                                             ---------------
   End of period .....................................................       $    64,722,472
                                                                             ===============
   Accumulated net investment income (loss) at end of period .........       $        90,859
                                                                             ===============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period ...........................                    --
   Shares sold .......................................................             4,255,000
   Shares redeemed ...................................................              (700,000)
                                                                             ---------------
   Shares outstanding, end of period .................................             3,555,000
                                                                             ===============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust Preferred Securities and Income ETF on January 29, 2013 in order to provide initial capital required by SEC rules.

Page 14                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              FOR THE PERIOD
                                                               2/11/2013 (a)
                                                                  THROUGH
                                                                10/31/2013
                                                               -------------
 Net asset value, beginning of period                            $   19.99
                                                                 ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.65
Net realized and unrealized gain (loss)                              (1.78)
                                                                 ---------
Total from investment operations                                     (1.13)
                                                                 ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income
Return of capital                                                    (0.62)
                                                                     (0.03)
                                                                 ---------
Total distributions                                                  (0.65)
Net asset value, end of period                                   $   18.21
                                                                 =========
                                                                     (5.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)
RATIOS TO AVERAGE NET ASSETS:                                    $  64,722
Ratio of total expenses to average net assets                         0.85% (c)
Ratio of net investment income (loss) to average net assets           5.44% (c)
Portfolio turnover rate (d)                                             45%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust Preferred Securities and Income ETF on January 29, 2013 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently offers shares of one fund, the First Trust Preferred Securities and Income ETF (the "Fund"), which trades under the ticker FPE on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities including corporate bonds, high-yield securities and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) National Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sales price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to

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             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2013

provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

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             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2013

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude

C. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2013, the Fund had no securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2013 was as follows:

Distributions paid from:

Ordinary income....................................         $    2,136,590
Capital gain.......................................                     --
Return of capital..................................                 94,493


As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income......................         $           --
Accumulated capital and other losses...............             (3,701,138)
Net unrealized appreciation (depreciation).........             (4,007,866)


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             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2013

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2013 remains open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $3,701,138.

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2013, the adjustments for the Fund were as follows:

                                   Accumulated
          Accumulated              Net Realized
        Net Investment             Gain (Loss)                Paid-in
         Income (Loss)            on Investments              Capital
        ---------------          ---------------          ---------------
           $   1,658                $ 631,380                $ (633,038)

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust (See Note 3).

G. ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. There was no material impact on the current financial statements as a result of these new standards.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor"), a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Stonebridge is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement, First Trust will supervise Stonebridge and its management of the investment of the Fund's assets and will pay

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             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2013

Stonebridge for its services as the Fund's Sub-Advisor. First Trust and Stonebridge are equally responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge's share of the Fund's expenses. The sub-advisor's fee is paid by the Advisor out of the Advisor's management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and the "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, for the Fund was $29,769,694 and $25,655,002, respectively.

For the period ended October 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $77,171,555 and $10,378,066, respectively.

                                 5. BORROWINGS

Effective March 28, 2013, the First Trust Series Fund and the First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with the Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and the Trust and First Trust Exchange Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The price for each Creation Unit will

Page 20

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             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2013

equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 12, 2014.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.073 per share to shareholders of record on November 25, 2013, payable November 29, 2013.

On December 17, 2013, the Fund declared a dividend of $0.1193 per share to shareholders of record on December 20, 2013, payable December 31, 2013.

                                                                         Page 21

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income ETF, a series of the First Trust Exchange-Traded Fund III (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income ETF as of October 31, 2013, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q is available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2013, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

      Dividends Received Deduction           Qualified Dividend Income
      ----------------------------          ----------------------------
                 40.66%                                44.42%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CASH TRANSACTIONS RISK. The Fund may under certain circumstances effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if the Fund invests in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the securities into depositary receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

FINANCIAL COMPANY RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2013 (UNAUDITED)

HIGH YIELD SECURITIES RISK. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK. If interest rates rise, the prices of the fixed-rate instruments held by the Fund may fall.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the sub-advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. The Fund may invest in securities of non-U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

PREFERRED SECURITIES RISK. Preferred Securities combine some of the characteristics of both common stocks and bonds. Preferred Securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred Securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                ELECTED OR                  PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST             APPOINTED                    DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                          LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Inception   (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                                          Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International
D.O.B.: 11/57


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Inception   Consulting)                                                  Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2012 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,          o Since Inception   (Educational Products and Services); President               Transport Inc.
  Suite 400                                          (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         105        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Inception   First Trust Advisors L.P. and First Trust
  Suite 400                                          Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST             LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since Inception         L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), First Trust
   Suite 400            Accounting Officer           o Since Inception         Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o Since Inception         (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Inception         First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term         Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o Indefinite Term         Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                         o Since Inception         First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This page intentionally left blank.

FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06807

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed from registrant's inception on February 11, 2013 through October 31, 2013 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year were $24,000.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed from registrant's inception on February 11, 2013 through October 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed from registrant's inception on February 11, 2013 through October 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,000. These were for the organizational and offering fees of the registrant.

      (c) Tax Fees (Registrant) -- The aggregate fees billed from registrant's inception on February 11, 2013 through October 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed from registrant's inception on February 11, 2013 through October 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0.

      (d) All Other Fees (Registrant) -- The aggregate fees billed from registrant's inception on February 11, 2013 through October 31, 2013 for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                  Adviser and Distributor:
           -----------                  ------------------------
             (b) 0%                              (b) 0%
             (c) 0%                              (c) 0%
             (d) 0%                              (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from registrant's inception on February 11, 2013 through October 31, 2013 were $0 for the registrant, $3,000 for the registrant's investment adviser, $3,000 for the registrant's investment sub-adviser and $43,100 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)      Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
         (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)      (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)      (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund III
             ------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.